SECURITY AGREEMENT

         This is a Security Agreement dated as of September 18, 1995 (this "Agreement"), between UNIDIAL INCORPORATED, a Kentucky corporation (the
"Lender")  and  UNIQUEST   COMMUNICATIONS,   INC.,  a  Utah   corporation   (the
"Borrower").

                                    Recitals

A. The Borrower and the Lender are entering into a Loan Agreement dated as of the date of this Agreement (the "Loan Agreement") (to which the form of this Agreement is attached as Annex B, pursuant to which, among other things, the Lender has agreed to provide the Borrower with the Revolving Credit (as that term is defined in the Loan Agreement).

B. The Borrower is entering into this Agreement to secure the payment of the Revolving Credit and the Borrower's other obligations to the Lender, including under the Loan Agreement and the other Borrower Documents (as that term is defined in the Loan Agreement).

C. This Agreement is being entered into concurrently with the extension of the Revolving Credit, and the Lender is extending the Revolving Credit in reliance up the Borrower's obligations evidenced by this Agreement.

         NOW, THEREFORE, the Borrower and the Lender agree as follows:

1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings given them in the Loan Agreement. In addition the following terms shall have the following meanings, and the meanings assigned to all capitalized terms used herein shall be equally applicable to both the singular and plural forms of the terms defined:

              "Accounts Receivable" shall have the meaning given that term in the Loan Agreement.

              "Collateral" shall mean any or all of the property in which the Borrower grants to the Lender a security interest under Section 2 of this Agreement.

              "Event of  Default"  shall  have the  meaning  given  that term in
              Section 8 of this Agreement.

              "General Intangibles" shall have the meaning given that term in the Loan Agreement.

              "Inventory" shall have the meaning given that term in the Loan Agreement.

              "Person" shall have the meaning given that term in the Loan Agreement.

              "Revolving Credit Loan" shall have the meaning given that term in the Loan Agreement.

              "Revolving Credit Note" shall have the meaning given that term in the Loan Agreement.

              "Secured Obligations" shall mean all of the obligations secured by this Agreement as set forth in Section 3 of this Agreement.

              "Tangible Property" shall have the meaning given that term in the Loan Agreement.

              "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the Commonwealth of Kentucky.

              "Unmatured Default" shall mean the happening of any event or occurrence which, together with the giving of any required notice or the passage of any required period of time, or both, would constitute an Event of Default.

              2.  Grant of Security Interests.


                  (a) The Borrower  grants to the Lender a security  interest in the following property:

                      (1) All of the Debtor's  right,  title and interest  under that certain Independent Agent Agreement dated July 24, 1994 between the Debtor and the Secured Party;

                      (2) All of the Debtor's  right,  title and interest  under that certain Distributor Agreement dated August 31, 1995, between the Debtor and Automated Solutions, Inc.;

                      (3) All of  Debtor's  right,  title  and  interest  to its customer lists and client lists;

                      (4) All accounts  arising under the Agreements  referenced in (1) and (2) above;

                      (5) Any and all of the  foregoing  property,  whether  now existing or hereafter acquired; and

                  (b) The  Borrower  grants a further  security  interest to the
                      Lender in the proceeds and products of any sale, exchange, collection or other disposition of the Collateral or any part thereof.

         3. Obligations Secured. The security interest granted by the Borrower hereby secure the payment and performance of all of the following Secured Obligations: (a) any and all indebtedness of the Borrower to the Lender evidenced by the Revolving Credit Note, and any and all obligations contained in the Revolving Credit Note; (b) any and all of the representations, warranties, obligations, agreements, covenants and promises of the Borrower contained in the Loan Agreement, the Revolving Credit Note, this Agreement and the other Borrower Documents, whether or not now or hereafter evidenced by any note, instrument or other writing; and (c) any and all indebtedness, obligations and liabilities of the Borrower to the Lender, however evidenced, whether now existing or hereafter arising, direct or indirect, absolute or contingent, or acquired by the Lender, including without limitation, any and all other indebtedness, liabilities and obligations of Borrower to the Lender that exist on the date of this Agreement, or arise or are created or acquired after the date of this Agreement, regardless of whether of the same or of a different class or type as the indebtedness evidenced by the Revolving Credit Note and/or the other Borrower Documents, and whether or not the creation thereof was reasonably foreseeable or would be naturally contemplated by the Borrower or the Lender as the date of this Agreement.

         4. Representation and Warranties. To induce the Lender to enter into this Agreement, any and all of the representations and warranties made by the Borrower in the Loan Agreement and the other Borrower Documents are incorporated herein by reference, and the Borrower further represents, warrants and agrees as follows:

                  (a) The Borrower has full right, power, authority and capacity to enter into and perform this Agreement; and this Agreement has been duly entered into and delivered and constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms.

                  (b) The  Borrower  has  good  and  marketable   title  to  the
                      Borrower's Collateral, and the Collateral is not subject to any lien, charge, pledge, encumbrance, claim or security interest other than the security interests created by this Agreement.

                  (c) The Borrower's  chief place of business is located at 6975
                      Union Park Center, Suite 340, Midvale, UT 84047.

                  (d) The  Collateral  is used and will be used for business use only.

                  (e) The registered  office of the Borrower's  registered agent in Utah is located in Salt Lake County, Utah.

                  (f) Within the five (5)  consecutive  years last preceding the date of this Agreement, the Borrower has not conducted business under, or otherwise used, any name other than UniQuest Communications, Inc.

                  (g) The Borrower  understands and acknowledges that the Lender is extending the Revolving Credit in reliance upon the security interests granted by the Borrower evidenced by this Agreement. The Borrower intends to induce the Lender to extend the Revolving Credit, recognizing that such inducement results in this Agreement becoming legally valid and enforceable.

         5. Duration of Security Interests. The Lender, its successors and assigns, shall hold the security interests created hereby upon the terms of this Agreement, and this Agreement shall continue until the Revolving Credit Note has been paid in full, the other Secured Obligations have been performed, executed, or satisfied in their entirety, and no commitment to lend or extend credit which is intended to be secured hereby remains outstanding. After payment of any part of the Secured Obligations, the Lender may, at its option, retain all or any portion of the Collateral as security for any remaining Secured Obligations and retain this Agreement as evidence of such security. The security interest granted hereunder shall not be impaired or affected by any renewals or extensions of time for payment of any of the Secured Obligations, or by release of any party liable on the Secured Obligations; by any acquisition, release or surrender of other security, collateral or guaranty; by delay in enforcement of payment of any of the Secured Obligations; or by delay in enforcement of payment of any of the Secured Obligations; or by delay in enforcement of any security.

         6. Certain Notices. The Borrower shall notify the Lender of any and all changes of location of the Borrower's chief place of business and of the registered office of the Borrower's registered agent in Utah and of the location of the Collateral at least ten (10) days prior to effecting any such change.

         7. Covenant Not to Dispose of or Impair Collateral. The Borrower shall not, without the prior written consent of the Lender, sell, transfer or otherwise dispose of the Collateral, or any part thereof or interest therein. The Borrower shall not permit any of the Collateral to be levied upon under any legal process, nor permit anything to be done that may impair the value of the Collateral or the security intended to be provided by this Agreement.

         8. Default. The occurrence of an Event of Default under the Loan Agreement shall constitute a default under this Agreement (an "Event of Default").

         9. Loan Remedies. Upon any Event of Default, the Lender may at its option declare any and all of the Revolving Credit Loans and the other Secured Obligations to be immediately due and payable; and k, in addition to that right, and in addition to exercising all other rights or remedies, the Lender may proceed to exercise with respect to the Collateral all rights, options and remedies of a secured party upon default as provided for under the Uniform Commercial Code. The rights of the Lender upon an Event of Default shall include, without limitation, any and all rights and remedies in any and all other documents, instruments, agreements and other writings between the Lender and the Borrower, all rights and remedies as provided by law, in equity or otherwise, and in addition thereto, the following:

                  (a) The  right  to  require  the   Borrower  to  assemble  the
                      Collateral and make it available to the Lender at a place or places to be designated by the Lender.

                  (b) The right to sell the Collateral at public or private sale in one or more lots in accordance with Uniform Commercial Code. The Lender may bid upon and purchase any or all of the Collateral at any of the Collateral shall extinguish the Borrower's rights under section 9-506 of the Uniform Commercial Code upon application of the unpaid portion of the Secured Obligations. The Lender shall be entitled to apply the proceeds of any such sale to the satisfaction of the Secured Obligations and to expenses incurred in realizing upon the Collateral in accordance with the Uniform Commercial Code.

                  (c) The right to recover  the  reasonable  expenses  of taking possession of any of the Collateral that may be reduced to possession, preparing the Collateral for sale, selling the Collateral, and other like expenses.

                  (d) The  right to  recover  all of the  Lender's  expenses  of collection, including, without limitation, court costs and reasonable attorneys' fees and disbursements incurred in realizing upon the Collateral or enforcing or attempting to enforce any provision of this Agreement.

                  (e) The right to retain  the  Collateral  and become the owner thereof, in accordance with the provisions of the Uniform Commercial Code.

                  (f) The right to proceed by  appropriate  legal process at law or in equity to enforce any provision of this Agreement or in a id of the execution of any power of sale, or for foreclosure of the security interest of the Lender, or for the sale of the Collateral under the judgment or decree of any court.

                  (g) The right to enter any premises  where any  Collateral may be located for the purpose of taking possession or removing the same.

         10. Cumulative Remedies. The rights and remedies of the Lender shall be deemed to be cumulative, and any exercise of any right or remedy shall not be deemed to be an election of that right remedy to the exclusion of any other right or remedy. Notwithstanding the foregoing, the Lender shall be entitled to recover by the cumulative exercise of all remedies no more than the sum of (a) the Secured Obligation at the time of exercise of remedies, plus
              (b) the costs, fees and expenses the Lender is otherwise entitled to recover.

         11. Waivers. The Borrower acknowledges that this Agreement involves the grant of multiple security interests, and the Borrower hereby waives, to the extent permitted by applicable law, (a) any requirement of marshalling assets or proceeding against Persons or assets in any particular order, and (b) any and all notices of every kind and description which may be required to be given by any statute or rule of law and any defense of any kind which the Borrower may now or hereafter have with respect to the rights of the Lender with respect to the Collateral under this Agreement.

         12.  Certain Obligations Regarding Collateral.


                  (a) The  Borrower  shall  keep  and  maintain  the  Borrower's
                      Inventory and Tangible Property in good condition and repair and under adequate condition of storage to prevent its deterioration or depreciation in value.

                  (b) The Borrower shall keep the  Collateral  free and clear of any and all liens other than the security interests created in favor of the Lender under this Agreement or permitted by the Borrower Documents, and shall declare and pay any and all fees, assessments, charges and taxes allocable to the Collateral, or which might result in a lien against the Collateral if left unpaid unless the Borrower at the Borrower's own expense is contesting the validity or amount thereof in good faith by an appropriate proceeding timely instituted which shall operate to prevent the collection or satisfaction of the lien or amount so contested. If the Borrower fails to pay such amount and is not contesting the validity or amount thereof in accordance with the preceding sentence, the Lender may, but is not obligated to, pay such amount, and such payment shall be deemed conclusive evidence of the legality or validity of such amount. The Borrower shall promptly reimburse the Lender for any and all payments made by the Lender in accordance with the preceding sentence, and until reimbursement, such payments shall be part or the Secured Obligations.

         13. Use and Inspection of Collateral. The Borrower shall not use the Collateral in violation of any statute or ordinance, and the Lender shall have the right, at reasonable hours, to inspect the Collateral at the premises of the Borrower or wherever the Collateral may be located.

         14.  Notice.

                  (a) Any  requirement of the Uniform  Commercial  Code or other applicable law of reasonable notice shall be met if such notice is given at least five (5) business days before the time of sale, disposition or other event or thing giving rise to the requirement of notice.

                  (b) All notices and other  communications under this Agreement shall be  delivered  in  accordance  with and  subject  to
                      Section 12 of the Loan Agreement.

         15. Further Assurance. The Borrower shall sign from time to time such financing statements and other documents and instruments and take such other actions as the Lender may reasonably request from time to time to more fully create, perfect, continue, maintain or terminate the security interests in the Collateral intended to be created in this Agreement.

         16.  Miscellaneous.

                  (a) Failure by the Lender to  exercise  any right shall not be deemed a waiver of that right, and any single or partial exercise of any right shall not preclude the further exercise of that right. Every right of the Lender shall continue in full force and effect until such right is specifically waived in a writing signed by the Lender.

                  (b) If any part,  term or provision of this  Agreement is held by any court to be prohibited by any law applicable to this Agreement, the rights and obligations of the parties shall be construed and enforced with that part, term or provision enforced to the greatest extent allowed by law, or if it is totally unenforceable, as if this Agreement did not contain that particular part, term or provision.

                  (c) The headings in this Agreement have been included for ease and reference only, and shall not be considered in the construction or interpretation of this Agreement.

                  (d) This Agreement  shall inure to benefit of the Lender,  its successors and assigns, and all obligations of the Borrower shall bind the Borrower's successors and assigns.

                  (e) To the extent allowed under the Uniform  Commercial  Code, this Agreement shall in all respects be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.

                  (f) This  agreement  constitutes  the entire  agreement of the parties with respect to the subject matter hereof. No change, modification, addition or termination of this Agreement shall be enforceable unless in writing and signed by the party against whom enforcement is sought.

                  (g) This Agreement may be signed by each party upon a separate copy, and in such cases one counterpart of this Agreement shall consist of enough of such copies to reflect the signature of each party.

                  (h) This   Agreement   may  be   executed   in  two  or   more
                      counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or terms thereof to produce or account for more than one such counterpart.

                  (i) THE  BORROWER  CONSENTS  TO  ONE  OR  MORE  ACTIONS  BEING
                      INSTITUTED AND MAINTAINED IN THE JEFFERSON COUNTY, KENTUCKY, CIRCUIT COURT TO ENFORCE THIS AGREEMENT AND/OR ONE OR MORE OF THE OTHER BORROWER DOCUMENTS, AND WAIVES ANY OBJECTION TO ANY SUCH ACTION BASED UPON LACK OF PERSONAL OR SUBJECT MATTER JURISDICTION OR IMPROPER VENUE. THE BORROWER AGREES THAT ANY PROCESS OR OTHER LEGAL SUMMONS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING MAY BE SERVED BY MAILING A COPY THEREOF BY CERTIFIED MAIL, OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL, ADDRESSED TO THE BORROWER AS PROVIDED IN SECTION 12 OF THE LOAN AGREEMENT.

                  (j) THE BORROWER ACKNOWLEDGES THAT THE BORROWER HAS RECEIVED A
                      COPY OF THIS AGREEMENT AND EACH OF THE OTHER BORROWER DOCUMENTS, AS FULLY EXECUTED BY THE PARTIES THERETO. THE BORROWER ACKNOWLEDGES THAT THE BORROWER (A) HAS READ THIS AGREEMENT AND THE OTHER BORROWER DOCUMENTS OR HAS CAUSED SUCH DOCUMENTS TO BE EXAMINED BY THE BORROWER'S REPRESENTATIVES OR ADVISORS; (B) IS THOROUGHLY FAMILIAR WIT THE TRANSACTIONS CONTEMPLATED IN THIS AGREEMENT AND THE OTHER BORROWER DOCUMENTS; AND (C) HAS HAD THE OPPORTUNITY TO ASK SUCH QUESTIONS TO REPRESENTATIVES OF THE LENDER, AND RECEIVE ANSWERS THERETO, CONCERNING THE TERMS AN CONDITIONS OF THE TRANSACTIONS CONTEMPLATED IN THIS AGREEMENT AND THE OTHER BORROWER DOCUMENTS AS THE BORROWER DEEMS NECESSARY IN CONNECTION WITH THE BORROWER'S DECISION TO ENTER INTO THIS AGREEMENT.


IN WITNESS WHEREOF, the Borrower and the Lender have executed and delivered this Agreement as of the date set out in the preamble hereto, but actually on the date(s) set forth below.

                                          BORROWER:

                                          UNIQUEST COMMUNICATIONS, INC.


                                          By: /s/  Thomas E. Aliprandi
                                              ------------------------------
                                              Thomas E. Aliprandi, President

                                          Date:    2/24/96


STATE OF UTAH
COUNTY OF SALT LAKE

         The foregoing instrument was acknowledged before me by Thomas E. Aliprandi, the President of UniQuest Communications, Inc., a Utah corporation, on behalf of the Corporation, on February 24, 1996.

                                           Notary Public:   /s/ Marc Johnson

                                           Commission expires:  May 30, 1999



                                           By:      /s/  David Shepardson
                                                    ---------------------
                                                    David E. Shepardson, III
                                                    Vice President, Treasurer

                                           Date:    February 24, 1996

STATE OF UTAH
COUNTY OF SALT LAKE

         The foregoing instrument was acknowledged before me by David E. Shepardson, III, the Vice President, Treasurer of UniQuest Communications, Inc., a Utah corporation, on behalf of the Corporation, on February 24, 1996.


                                             Notary Public:   /s/ Marc Johnson

                                             Commission expires:  May 30, 1999





                                              LENDER:

                                              UNIDIAL INCORPORATED


                                              By:  /s/  Kenneth D. Richey
                                                  -------------------------
                                                  Kenneth D. Richey

                                              Date:    March 5, 1996


STATE OF KENTUCKY
COUNTY OF JEFFERSON

         The foregoing instrument was acknowledged before me by Kenneth D. Richey, the Secretary/Treasurer of UniDial Incorporated, a Kentucky corporation, on behalf of the Corporation, on March 5, 1996.

                                           Notary Public:   /s/  Rhonda J. Lamb

                                           Commission expires:  August, 26, 1998